UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: May 22, 2015

Viggle Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212) 231-0092
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 - Entry into a Material Definitive Agreement.

On May 22, 2015, Viggle Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Ladenburg Thalmann and Co., Inc. (“Ladenburg Thalmann”), as underwriter, pursuant to which the Company agreed to issue and sell up to 4,170,106 shares (including shares subject to the over-allotment option described below) of the Company's Common Stock, par value $0.001 per share (“Common Stock”), at a public offering price of $2.50 per share(the “Offering”). Under the terms of the Underwriting Agreement, the Company granted Ladenburg Thalmann a 45-day option to purchase up to an additional 543,927 shares of the Common Stock solely to cover over-allotments, if any. The Company expects to receive approximately $8,441,520 in net proceeds from the Offering (excluding the over-allotment option), after deducting underwriting discounts and commissions and estimated offering expenses.

The shares will be issued pursuant to a final prospectus supplement to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-201952), which was declared effective by the Commission on May 18, 2015. The Company expects to close the Offering on May 28, 2015, subject to the satisfaction of customary closing conditions as set forth in the Underwriting Agreement.

The Underwriting Agreement contains customary representations and warranties by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 8.01 - Other Events.

In connection with the Offering, the Company is filing a legal opinion and consent as Exhibit 5.1 and Exhibit 23.1, respectively, to this Report, which are incorporated by reference into the Registration Statement. In addition, on May 21, 2015, the Company issued a press release announcing a proposed public offering, and on May 22, 2015, the Company issued a press release announcing that it had priced the Offering, which press releases are filed as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 22, 2015 between the Company and Ladenburg Thalmann and Co., Inc., as underwriter
5.1	Opinion of Greenberg Traurig LLP
23.1	Consent of Greenberg Traurig LLP (included in its opinion filed as Exhibit 5.1 hereto)
99.1	Press Release announcing proposed offering, dated May 21, 2015
99.2	Press Release announcing pricing of the Offering, dated May 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC. By:/s/ Mitchell J. Nelson
Name:Mitchell J. Nelson Title: Executive Vice President and Secretary
DATE: May 22, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 22, 2015 between the Company and Ladenburg Thalmann and Co., Inc., as underwriter
5.1	Opinion of Greenberg Traurig LLP
23.1	Consent of Greenberg Traurig LLP (included in its opinion filed as Exhibit 5.1 hereto)
99.1	Press Release announcing proposed offering, dated May 21, 2015
99.2	Press Release announcing pricing of the Offering, dated May 22, 2015